UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported)
August 25, 2008
Gardner Denver, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-13215	76-0419383

(State or Other	(Commission	(IRS Employer
Jurisdiction of	File Number)	Identification No.)
Incorporation)

1800 Gardner Expressway
Quincy, Illinois	62305

(Address of Principal Executive Offices)	(Zip Code)
(217) 222-5400
(Registrant’s Telephone Number, Including Area Code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
          (b) Departure of Certain Officers.
          Resignation of Mr. Tracy D. Pagliara
          Mr. Tracy D. Pagliara, who was serving in a transitional role as Vice President, Law and General Manager of the Gardner Denver, Inc. (the “Company”) Compressor Division’s Americas operations, has resigned from the Company to pursue other interests, effective August 25, 2008. Prior to May 6, 2008, Mr. Pagliara had been serving as the Company’s Executive Vice President, Administration, General Counsel and Secretary.
          (e) Compensatory Arrangements of Certain Officers.
          Mr. Pagliara’s Separation Agreement
          In connection with Mr. Pagliara’s separation from the Company, the Company and Mr. Pagliara entered into a Waiver and Release Agreement, effective August 27, 2008 (the “Agreement”). The following description of the Agreement does not purport to be complete and is subject to and qualified in its entirety by reference to the text of the Agreement, filed as Exhibit 10.1 to this Report on Form 8-K and incorporated by reference herein. Pursuant to the terms of the Agreement, and subject to confidentiality, non-solicitation and other provisions therein, Mr. Pagliara will receive the following benefits:
•	lump sum payment of seventy two (72) weeks of pay;

•	lump sum payment equivalent to eighteen (18) months of COBRA medical insurance premiums;

•	continued vesting of options and restricted stock that were scheduled to vest in February 2009;

•	payment of the amount that would have been otherwise payable under the 2008 Executive Annual Bonus Plan and the 2006 Long-Term Cash Bonus Opportunity if, and to the extent, the financial conditions for these bonus payments are met as of December 31, 2008;

•	outplacement services;

•	tax return preparation and planning services; and

•	lump sum payment in lieu of any and all other future variable compensation, including but not limited to equity compensation and Long-Term Cash Bonus Opportunities.

Item 8.01	Other Events.
          Retention of Mr. J. Dennis Shull
          Unrelated to Mr. Pagliara's resignation, on August 26, 2008, in light of the pending completion of the Company’s acquisition of CompAir Holdings Limited, the Company and Mr. J. Dennis Shull, who had previously announced his retirement effective January 2, 2009, have decided that Mr. Shull will instead remain as the Executive Vice President and General Manager of the Gardner Denver Compressor Division.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits.
10.1	Waiver and Release Agreement dated August 27, 2008

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GARDNER DENVER, INC.
Date: August 27, 2008	By:	/s/ Diana C. Toman
Diana C. Toman
Senior Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1	Waiver and Release Agreement dated August 27, 2008